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                                                                   Exhibit 10.91




                           ITC HOLDING COMPANY, INC.

                    NONEMPLOYEE DIRECTOR STOCK OPTION PLAN


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                                TABLE OF CONTENTS

1. PURPOSE...........................................................1
2. ADMINISTRATION....................................................1
      2.1. Board.....................................................1
      2.2. Indemnity.................................................1
      2.3. Reliance..................................................2
      2.4. Governing Law.............................................2
3. STOCK.............................................................2
4. ELIGIBILITY.......................................................2
5. EFFECTIVE DATE AND TERM OF THE PLAN...............................2
      5.1. Effective Date............................................2
      5.2. Suspension or Termination of the Plan.....................3
      5.3. Termination of the Plan...................................3
6. GRANT OF OPTIONS..................................................3
7. OPTION AGREEMENTS.................................................3
8. OPTION PRICE......................................................3
9. TERM AND EXERCISE OF OPTIONS......................................4
      9.1. Term......................................................4
      9.2. Option Period and Limitations on Exercise.................4
      9.3. Method of Exercise........................................4
10. SURRENDER OF OPTIONS.............................................5
      10.1. General Rule.............................................5
      10.2. Procedure................................................5
      10.3  Payment..................................................5
      10.4. Restrictions.............................................5
11. TRANSFERABILITY OF OPTIONS.......................................6
      11.1. Transferability of Options...............................6
      11.2. Family Transfers.........................................6
12. SERVICE TERMINATION..............................................6
13. RIGHTS IN THE EVENT OF DEATH OR DISABILITY.......................6
      13.1. Death....................................................6
      13.2. Disability...............................................6
14. USE OF PROCEEDS..................................................7
15. SECURITIES ACT OF 1933...........................................7
16. SECURITIES EXCHANGE ACT OF 1934: RULE 16B-3......................7
17. AMENDMENT AND TERMINATION OF THE PLAN............................8
18. EFFECT OF CHANGES IN CAPITALIZATION..............................8
      18.1. Changes in Stock.........................................8
      18.2. Reorganization With Corporation Surviving................8
      18.3. Other Reorganizations; Sale of Assets/Stock..............9
      18.4. Adjustments..............................................9
      18.5. No Limitations on Corporation............................9
19. DISCLAIMER OF RIGHTS.............................................9
20. NONEXCLUSIVITY OF THE PLAN.......................................10

                           ITC HOLDING COMPANY, INC.
                    NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

          ITC Holding Company, Inc., a Delaware corporation (the "CORPORATION"), sets forth herein the terms of this Nonemployee Director Stock Option Plan (the "PLAN") as follows:

1.    PURPOSE

          The Plan is intended to facilitate the attraction and retention of the best possible directors of the Corporation and to provide additional incentives to those Directors to promote the success of the Corporation. No stock option granted under the Plan (an "OPTION") is intended to be an "incentive stock option" (an "INCENTIVE STOCK OPTION") within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time (the "CODE"). The Plan is intended to constitute a "formula plan," and non-employee directors are intended to be "disinterested administrators" of other plans maintained by the Corporation, for purposes of Rule 16b-3 under the Exchange Act.

2.    ADMINISTRATION

   2.1.   BOARD

          The Plan shall be administered by the Board of Directors of the Corporation (the "BOARD"), which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in SECTION 7 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

   2.2.   INDEMNITY

          To the extent permitted by applicable law, each member of the Board shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such Board member in connection with or resulting from any claim, action, suit or proceeding to which such Board member may be a party or in which such Board member may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by such Board member (with the Corporation's written approval) in the settlement thereof, or paid by such Board member in satisfaction of a judgment in any such action, suit or proceeding except a judgment in favor of the Corporation; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against such Board member, such Board member shall give the Corporation an opportunity in writing, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person
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may be entitled as a matter of law or otherwise, or any power the Corporation may have to indemnify such Board member or hold him or her harmless.

      2.3.  RELIANCE

            The Board and each officer and employee of the Corporation shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Corporation or any employee of the Corporation. In no event shall any Board member, or an officer or employee of the Corporation, be liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or any failure to act, if in good faith.

      2.4.  GOVERNING LAW

            The validity, interpretation, and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Delaware, other than the choice-of-law rules thereof.

3.    STOCK

            The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock of the Corporation (such shares of Common Stock being referred to herein as the "STOCK"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 100,000 shares of Stock, which number of shares is subject to adjustment as provided in SECTION 18 below. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4.    ELIGIBILITY

            Options will be granted under the Plan to non-employee directors of the Corporation.

5.    EFFECTIVE DATE AND TERM OF THE PLAN

      5.1.  EFFECTIVE DATE

            The Plan shall be effective as of the date of adoption by the Board (the "EFFECTIVE DATE"), subject to stockholder approval of the Plan within one year of the Effective Date by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of the Corporation and in a manner that satisfies the requirements of Rule 16b-3(b) of the Exchange Act; provided, however, that upon approval of the Plan by the stockholders of the
--------  -------
Corporation, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Corporation had approved


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the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Options granted hereunder shall be null, void and of no effect.

      5.2.  SUSPENSION OR TERMINATION OF THE PLAN

            The Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable, which approval may be made subject to approval by the Corporation's stockholders. No Option may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Optionee's consent, alter or impair any rights or obligations under any Stock Option Agreement previously entered into under the Plan.

      5.3.  TERMINATION OF THE PLAN

            The Plan shall terminate ten years after the Effective Date unless previously terminated pursuant to SECTION 5.2 of the Plan.

6.    GRANT OF OPTIONS

            The Board shall grant to each nonemployee director of the Corporation, upon such person's initial election or appointment to serve as such a director, Options to purchase 10,000 shares of Common Stock of the Corporation. In addition, the Board shall grant Options to purchase 10,000 shares of Common Stock of the Corporation to each nonemployee director of the Corporation serving as of the Effective Date.

7.    OPTION AGREEMENTS

            All Options granted pursuant to the Plan shall be evidenced by written agreements ("OPTION AGREEMENTS") executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine.

8.    OPTION PRICE

            The purchase price of each share of the Stock subject to an Option (the "OPTION PRICE") shall be the Fair Market Value (as defined below) of a share of Stock on the date the Option is granted. For purposes of this SECTION 8, "FAIR MARKET VALUE" shall mean the price at which a share of Stock might change hands between a willing buyer and a willing seller (neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts), as determined by the Board in good faith through any reasonable valuation method; provided, however, that if, on the date of such determination,
                  -----------------
the Stock is listed on an established national or regional stock exchange, is admitted to quotation on Nasdaq, or otherwise is publicly traded on an established securities market, the Fair Market Value shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding such determination date (or, if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices

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on such trading day) or, if no sale of the Stock is reported on such trading day, on the next preceding day on which any sale shall have been reported.

9.    TERM AND EXERCISE OF OPTIONS

      9.1.  TERM

            Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years and 30 days from the date such Option is granted.

      9.2.  OPTION PERIOD AND LIMITATIONS ON EXERCISE

            The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Plan or in the Option Agreement relating to such Option), in installments as follows: on the second anniversary of the date of grant of the Option, as set forth in SECTION 6 above, the Option shall be exercisable in respect of 50 percent of the number of shares granted pursuant to
SECTION 6 above, and the Option shall be exercisable in respect of an additional 25 percent of the number of shares granted pursuant to SECTION 6 above on each of the third and fourth anniversaries of the date of grant. The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single
                                                        --------
exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.

      9.3.  METHOD OF EXERCISE

            An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the President, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Board and set forth in the Option Agreement pertaining to an Option, either
(i) in cash or by check payable to the order of the Corporation (which check may, in the discretion of the Corporation, be required to be certified); (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value (determined by the Board in the manner specified in SECTION 8) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any


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Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him, and, except as provided in SECTION 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

10.   SURRENDER OF OPTIONS

      10.1. GENERAL RULE

            Notwithstanding any other provision of this Plan, an Optionee may surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that

            (1) the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock, and

            (2)  the Option to purchase such Stock is otherwise exercisable.


      10.2. PROCEDURE

            The surrender of an Option in whole or in part shall be effected by the delivery of the Option Agreement to the Board (or to its delegate) together with a statement signed by the Optionee which specifies the number of shares of Stock as to which the Optionee surrenders his or her Option (the "SURRENDERED SHARES") and how he or she desires payment be made for such Surrendered Shares.


      10.3. PAYMENT

            An Optionee in exchange for his or her Surrendered Shares shall receive payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Option Price for the Surrendered Shares. The Board acting in its absolute discretion may approve or disapprove an Optionee's request for payment in whole or in part in cash and may make that payment in cash or in such combination of cash and Stock as the Board deems appropriate.


      10.4. RESTRICTIONS

            Any Option Agreement that incorporates a provision to allow an Optionee to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Board deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

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11.   TRANSFERABILITY OF OPTIONS

      11.1.  TRANSFERABILITY OF OPTIONS

             Except as provided in SECTION 11.2, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in SECTION 11.2, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

      11.2.  FAMILY TRANSFERS

             An Optionee may transfer all or part of an Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this SECTION 11.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of SECTION 11.2 hereof the term "Optionee" shall be deemed to refer the transferee. The events of termination of the Service Relationship of SECTIONS 12 AND 13 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in SECTION 9.2.

12.   SERVICE TERMINATION

             Upon the termination of service (a "SERVICE TERMINATION") of the Optionee in all capacities as an employee and/or director of the Corporation and all of its affiliated companies (collectively, including the Corporation, the "ITC COMPANIES") other than by reason of the death or permanent and total disability of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option.

13.   RIGHTS IN THE EVENT OF DEATH OR DISABILITY

      13.1.  DEATH

             If an Optionee dies while serving as an employee and/or director of the Corporation or one of the other ITC Companies, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in SECTION 9 above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to SECTION 9.1 above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death.

      13.2.  DISABILITY

             If there is a Service Termination by reason of the permanent and total disability of the Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in SECTION 9 above), at any time within one year after such Service Termination and prior to termination of the Option pursuant to SECTION
9.1 above, to exercise, in whole or in part, any Option held by such Optionee at the date of such Service Termination, whether or not such Option was exercisable immediately prior to such Service Termination. Whether a Service Termination is to be considered by reason of permanent and total disability for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

14.   USE OF PROCEEDS

             The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

15.   SECURITIES ACT OF 1933

             The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933, as amended (the "SECURITIES ACT"), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Corporation shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.   SECURITIES EXCHANGE ACT OF 1934: RULE 16B-3

             The Plan is intended to comply with Rule 16b-3 ("RULE 16B-3") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and after the date on which the Corporation first registers a class of equity security under Section 12 of the Exchange Act (the "REGISTRATION DATE"). From and after the Registration Date, any provision inconsistent with Rule 16b-3 (as in effect on the Registration Date) shall, to the extent permitted by law and determined to be advisable by the Board (acting pursuant to SECTION 2.1), be inoperative and void. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements and the amount and timing of awards) shall be deemed automatically to be incorporated into the Plan insofar as participant is subject to Section 16 are concerned.


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

17.   AMENDMENT AND TERMINATION OF THE PLAN

             The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without
         --------  -------
approval by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the amendment, or by written consent in accordance with applicable state law and the articles of incorporation and by-laws of the Corporation, materially change the requirements as to eligibility to receive Options or increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under SECTION 18 hereof). Except as permitted under SECTION 18 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

18.   EFFECT OF CHANGES IN CAPITALIZATION

      18.1.  CHANGES IN STOCK

             If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of the conversion of outstanding shares of Preferred Stock to shares of Common Stock of the Corporation, or by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly, so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

      18.2.  REORGANIZATION WITH CORPORATION SURVIVING

             Subject to SECTION 18.3 hereof, if the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

      18.3   OTHER REORGANIZATIONS; SALE OF ASSETS/STOCK

             Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in SECTION 9 above), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to SECTION 9.2 above, but subject to any additional limitations that the Board may, in its sole discretion, include in any Option Agreement. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

      18.4.  ADJUSTMENTS

             Adjustments under this SECTION 18 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Among other things, the Board may determine whether fractional shares of Stock or units of other securities will be issued pursuant to any such adjustment.

      18.5.  NO LIMITATIONS ON CORPORATION

             The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

19.   DISCLAIMER OF RIGHTS

             No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any of the other ITC Companies, or to interfere in any way with the right and authority thereof either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any of the Other ITC Companies.

20.   NONEXCLUSIVITY OF THE PLAN

             Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.


                       *          *          *          *


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